UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)                September 25, 2008

FPIC Insurance Group, Inc.
(Exact Name of Registrant as Specified in its Charter)

Florida
(State or Other Jurisdiction of Incorporation)

1-11983	59-3359111
(Commission file number)	(IRS Employer Identification No.)

225 Water Street, Suite 1400 Jacksonville, Florida 32202
(Address of Principal Executive Offices)

(904) 354-2482
(Registrant’s Telephone Number, Including Area Code)

www.fpic.com

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure

    The information contained in this Current Report on Form 8-K, including the accompanying Exhibit 99.1, is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section.  The information contained in this Current Report on Form 8-K, including the accompanying Exhibit 99.1, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such a filing.

On September 25, 2008, the registrant issued a press release disclosing investments in certain financial institutions as of that date.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits
	Exhibit Number	Description of Exhibit
	99.1	FPIC Insurance Group, Inc. Press Release dated September 25, 2008 (furnished pursuant to Item 7.01)

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

September 25, 2008
FPIC Insurance Group, Inc.

	By:	/s/ John R. Byers
John R. Byers President and Chief Executive Officer

FPIC Insurance Group, Inc.
Exhibit Index to Form 8-K

Exhibit Number	Description of Exhibit
99.1	FPIC Insurance Group, Inc. Press Release dated September 25, 2008 (furnished pursuant to Item 7.01)